Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO AND

POSTPONEMENT UNDER CREDIT AGREEMENT

This SIXTH AMENDMENT TO AND POSTPONEMENT UNDER CREDIT AGREEMENT (this “Amendment”) dated as of October 25, 2019, is by and among Roan Resources LLC, Delaware limited liability company (the “Borrower”); Citibank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”) and the Lenders signatory hereto.

Recitals

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to the Credit Agreement dated as of September 5, 2017 (as amended by the First Amendment to Credit Agreement dated as of April 9, 2018, as amended by the Second Amendment to Credit Agreement dated as of May 30, 2018, as amended by the Third Amendment to Credit Agreement dated as of September 27, 2018, as amended by the Fourth Amendment to Credit Agreement dated as of March 13, 2019, as amended by the Fifth Amendment to Credit Agreement dated as of June 19, 2019 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of Borrower.

WHEREAS, Borrower has requested and the Lenders have agreed to amend the Credit Agreement in certain respects as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all references to sections and articles in this Amendment refer to sections and articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended

(i) by adding the following defined terms in proper alphabetical order:

“Merger Agreement” shall mean the Agreement and Plan of Merger by and among Citizens Energy Operating, LLC, Citizens Energy Pressburg Inc. and Roan Resources, Inc. dated as of October 1, 2019.

“Sixth Amendment” shall mean the Sixth Amendment to and Postponement Under Credit Agreement dated as of October 25, 2019, to this Agreement.

“Sixth Amendment Effective Date” shall mean the Amendment Effective Date under the Sixth Amendment.

(b) The definition of Loan Limit is hereby amended by adding the following to the end of such definition before the period:

“provided, that notwithstanding the foregoing, until the Scheduled Redetermination of the Borrowing Base in respect of the October 1, 2019 Scheduled Redetermination (which Scheduled Redetermination Date has been postponed to January 15, 2020 pursuant to the Sixth Amendment) occurs and is effective, the Loan Limit will not exceed the lesser of (a) the least of the foregoing (i), (ii) or (iii) or (b) $732,639,514.

Section 3. Postponement.

On the Amendment Effective Date the Majority Lenders hereby agree to postpone the Scheduled Redetermination of the Borrowing Base scheduled to occur on or around October 1, 2019 (the “October 2019 Redetermination”) until January 15, 2020; provided that for the avoidance of doubt the foregoing is not a postponement of any other redetermination or adjustment of the Borrowing Base pursuant to the Credit Agreement, including any adjustment pursuant to Section 2.14(d) or (f) of the Credit Agreement.

It is a condition to the postponement provided in this Section 3 that in addition to the Engineering Report previously provided to the Administrative Agent the Borrower shall promptly deliver to the Administrative Agent from time to time upon its request such other reports, data and supplemental information as may, from time to time, be reasonably requested by the Administrative Agent or the Required Lenders. The Administrative Agent shall provide to the Borrower and the Lenders the Proposed Borrowing Base Notice in respect of the postponed October 2019 Redetermination on or before December 30, 2019. Each Lender shall have 15 days to agree with the Proposed Borrowing Base or disagree with the Proposed Borrowing Base by proposing an alternate Borrowing Base. If at the end of such 15-day period any Lender has not communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be an approval of the Proposed Borrowing Base. If, at the end of such 15-day period, the Borrowing Base Required Lenders, in the case of a Proposed Borrowing Base that would increase the Borrowing Base then in effect, or the Required Lenders, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, have approved or deemed to have approved, as aforesaid, then the Proposed Borrowing Base shall become the new Borrowing Base, effective on January 15, 2020. If, however, at the end of such 15-day period, the Borrowing Base Required Lenders or the Required Lenders, as applicable, have not approved or deemed to have approved, as aforesaid, then the Administrative Agent and the Lenders or Required Lenders, as applicable, shall determine the new Borrowing Base in accordance with the procedures in Section 2.14(c)(iii) of the Credit Agreement.

Section 4. Conditions Precedent.

Section 4.1. The Administrative Agent shall have received from the Lenders constituting at least the Majority Lenders counterparts (in such number as may be requested by Administrative Agent) of this Amendment signed on behalf of such Persons.

Section 4.2. The Administrative Agent shall have received that certain Assignment Agreement dated October 25, 2019, between the Roan Resources, Inc. and the Borrower, in which Roan Resources, Inc. assigns its right to receive the amount of the Parent Termination Fee (as defined in the Merger Agreement) pursuant to Section 9.4(d) of the Merger Agreement to the Borrower, which assignment agreement will provide that the Administrative Agent is a third party beneficiary thereof and will be in form and substance reasonably satisfactory to the Administrative Agreement.

Section 4.3. The representations and warranties set forth in Section 5.4 of this Amendment shall be true and correct in all material respects.

Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the “Amendment Effective Date” shall occur) when it has received documents confirming or certifying, to the satisfaction of Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

Section 5.1. Confirmation. The provisions of the Credit Agreement, as amended and modified by this Amendment, shall remain in full force and effect following the Amendment Effective Date.

Section 5.2. Ratification and Affirmation. The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) agrees that from and after the Amendment Effective Date each reference to the Credit Agreement in the Guarantee and the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended and modified by this Amendment.

Section 5.3. Cash Position. The Borrower agrees from time to time, on or before the earlier of the consummation of the merger pursuant to the Merger Agreement or the date of termination of the Merger Agreement, to provide to the Administrative Agent upon its request (and the Administrative Agent shall make a copy available to the Lenders) a report in reasonable detail of the cash position of the Borrower and its Subsidiaries.

Section 5.4. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that, immediately prior to and after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing; (b) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (c) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) as of such earlier date).

Section 5.5. Reaffirmation of Liens. The Borrower on behalf of the Loan Parties hereby reaffirms all Liens, mortgages, deeds of trust, guaranties, assignments of as-extracted collateral and security interests securing the Obligations, including all Liens under the Security Instruments. All such Liens, mortgages, deeds of trust, guaranties, assignments of as-extracted collateral and security interests including all Liens under the Security Instruments are hereby ratified, confirmed, renewed, and brought forward by the Loan Parties as security for the Obligations.

Section 5.6. Credit Document. This Amendment is a Credit Document and shall be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement. On and after the effectiveness of this Agreement, each reference in each Credit Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment.

Section 5.7. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.8. No Oral Agreement. This Amendment, the Credit Agreement and the other Credit Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

Section 5.9. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

Section 5.10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.11. Payment of Expenses. In accordance with Section 13.5 of the Credit Agreement, Borrower agrees to pay or reimburse Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

Section 5.12. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 5.14. WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT, EACH LETTER OF CREDIT ISSUER AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Effective Date.

ROAN RESOURCES LLC, as Borrower

By:	/s/ David Edwards
	Name:	David Edwards
	Title:	Chief Financial Officer

Signature Page to Sixth Amendment to Credit Agreement

CITIBANK, N.A.,
as Administrative Agent and Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

Signature Page to Sixth Amendment to Credit Agreement

ROYAL BANK OF CANADA,
as Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:
Name:
Title:

Lender did not sign.

Signature Page to Sixth Amendment to Credit Agreement

BARCLAYS BANK PLC,
as Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Sixth Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Officer

Signature Page to Sixth Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A.,
as Lender

By:	/s/ Megan Kushner
Name:	Megan Kushner
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Credit Agreement

ABN AMRO CAPITAL USA LLC,
as Lender

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Executive Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page to Sixth Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Monica Pantea
Name:	Monica Pantea
Title:	Vice President

Signature Page to Sixth Amendment to Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Credit Agreement

FIFTH THIRD BANK,
as Lender

By:	/s/ Dan Condley
Name:	Dan Condley
Title:	Managing Director

Signature Page to Sixth Amendment to Credit Agreement

SOCIÉTÉ GÉNÉRALE,
as Lender

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

Signature Page to Sixth Amendment to Credit Agreement

SUNTRUST BANK,
as Lender

By:	/s/ Ben Brown
Name:	Ben Brown
Title:	Director

Signature Page to Sixth Amendment to Credit Agreement

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ David K. Gaskell
Name:	David K. Gaskell
Title:	Authorized Signer

Signature Page to Sixth Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ NUPUR KUMAR
Name:	NUPUR KUMAR
Title:	AUTHORIZED SIGNATORY

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Credit Agreement

COMERICA BANK,
as Lender

By:	/s/ Britney P. Geidel
Name:	Britney P. Geidel
Title:	Portfolio Manager, AVP

Signature Page to Sixth Amendment to Credit Agreement

DNB CAPITAL LLC,
as Lender

By:	/s/ Leila Zomorrodian
Name:	Leila Zomorrodian
Title:	First Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	First Vice President

Signature Page to Sixth Amendment to Credit Agreement

KEY BANK, N.A.,
as Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

Signature Page to Sixth Amendment to Credit Agreement

MIDFIRST BANK,
as Lender

By:	/s/ Ryan Thompson
Name:	Ryan Thompson
Title:	First Vice President

Signature Page to Sixth Amendment to Credit Agreement

BMO HARRIS BANK N.A.,
as Lender

By:	/s/ Patrick Johnston
Name:	Patrick Johnston
Title:	Director

Signature Page to Sixth Amendment to Credit Agreement

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